UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2019
___________________________
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)
___________________________

DELAWARE (State or other jurisdiction of incorporation or organization)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046
(Address of principal executive offices) (Zip code)
(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Address if Changed Since Last Report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
As previously disclosed, on December 12, 2018, Parker Drilling Company (“Parker”) and certain of its U.S. subsidiaries (together with Parker, the “Company”), commenced voluntary Chapter 11 proceedings and filed a prearranged plan of reorganization (the “Plan”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Company’s Chapter 11 cases are jointly administered under the caption In re Parker Drilling Company, et al., Case No. 18-36958. During the pendency of the bankruptcy proceedings, the Company will continue to operate its businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
On January 23, 2019, the Bankruptcy Court approved the disclosure statement (the “Disclosure Statement”) with respect to the Plan. The Bankruptcy Court also approved the related solicitation procedures and materials and authorized the Company to commence soliciting the votes of holders of claims and interests entitled to vote to accept or reject the Plan. The Plan, which remains subject to Bankruptcy Court confirmation, contemplates payment in full of all non-funded debt creditors and recoveries for all impaired classes of claims, including holders of unsecured notes, and all holders of common and preferred stock. The current projected recoveries under the Plan are detailed in the Disclosure Statement.
The Plan provides for a global compromise and settlement of all claims, interests, causes of action, and controversies released, settled, compromised, discharged, or otherwise resolved pursuant to the Plan. The Company recommends that holders of claims and interests refer to the limitations, risk factors and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.
The Company intends to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Plan on or around January 25, 2019 in connection with the solicitation of votes to accept or reject the Plan. There can be no assurance that the holders of claims and interests entitled to vote to accept or reject the Plan will approve the Plan, or that the Bankruptcy Court will confirm the Plan. The Company intends to emerge from Chapter 11 when the Bankruptcy Court enters an order confirming the Plan and certain conditions to the effectiveness of the Plan, as stated therein, are satisfied.
The Plan and the Disclosure Statement are available on https://cases.primeclerk.com/parkerdrilling.
The Solicitation Materials will be available on https://cases.primeclerk.com/parkerdrilling. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Information
This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. All statements in this Current Report on Form 8-K other than statements of historical facts addressing activities, events or developments Parker expects, projects, believes, or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Parker based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although Parker believes its expectations stated in this Current Report on Form 8-K are based on reasonable assumptions, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Parker, that could cause actual results to differ materially from those implied or expressed by the forward-

looking statements. These statements include, but are not limited to, statements about anticipated future financial or operational results, Parker’s financial position, and similar matters. These statements are based on certain assumptions made by Parker based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. These include risks relating to changes in worldwide economic and business conditions, fluctuations in oil and natural gas prices, compliance with existing laws and changes in laws or government regulations, the failure to realize the benefits of, and other risks relating to, acquisitions, the risk of cost overruns, our ability to refinance our debt and other important factors, many of which could adversely affect market conditions, demand for our services, and costs, and all or any one of which could cause actual results to differ materially from those projected. For more information, see “Risk Factors” in Parker’s Annual Report filed on Form 10-K with the Securities and Exchange Commission and other public filings and press releases. Each forward-looking statement speaks only as of the date of this Current Report on Form 8-K and Parker undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: January 24, 2019	By:	/s/ Jennifer F. Simons
Jennifer F. Simons
Vice President, General Counsel and Secretary